EXHIBIT 2.1


UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In Re:                               )   Case No. 09-25416
                                     )
ISCO INTERNATIONAL, INC.             )   Honorable John H. Squires
                                     )
    Debtor and Debtor-in-Possession. )   Chapter 11



                       FIRST AMENDED PLAN OF REORGANIZATION
                       ------------------------------------

                             ISCO INTERNATIONAL, INC.'S
              FIRST AMENDED PLAN OF REORGANIZATION, DATED NOVEMBER 30, 2009
              -------------------------------------------------------------


                                       ARTICLE I
                                        SUMMARY
                                       ----------

This Plan of Reorganization (the "Plan") under chapter 11 of the Bankruptcy Code proposes to pay creditors of ISCO INTERNATIONAL, INC., a Delaware corporation (the "Debtor") from loan proceeds and the recovery of funds from the pursuit of contractual claims held by the Debtor against others. This Plan provides for two (2) classes of secured claims; one (1) class of general unsecured claims; one (1) class of subordinated claims; and one (1) class of equity holders. General unsecured creditors holding allowed claims will receive its pro-rata share of $25,000. The total amount of unsecured debt scheduled by the Debtor is $10,352,481.
However, $10,015,910 is disputed. If the disputed debt is not included, the unsecured debt is $336,571. Accordingly, the projected dividend to unsecured creditors ranges from .24148% to 7.42785% of allowed claims. This Plan also provides for the payment of administrative and priority claims.

All creditors and equity security holders should refer to Articles III through VI of this Plan for information regarding the precise treatment of their claim. A Disclosure Statement that provides more detailed information regarding this Plan and the rights of creditors and equity security holders has been circulated with this Plan. Your rights may be affected. You should read these papers carefully and discuss them with your attorney, if you have one. (If you do not have an attorney, you may wish to consult one.)

                                     ARTICLE II
                         CLASSIFICATION OF CLAIMS AND INTERESTS
                         --------------------------------------

2.01 	Administrative Expense Claims. All Claims constituting a cost or expense of administration allowed under sections 503(b) and 507(a)(2) of the Bankruptcy Code. Such Claims include all actual and necessary costs and expenses of preserving the estate of the Debtor, all actual and necessary costs and expenses of operating the business of the Debtor in Possession, any indebtedness or obligations incurred or assumed by the Debtor in Possession in connection with the conduct of its business, all cure amounts owed in respect of leases and contracts assumed by the Debtor in Possession, all compensation and reimbursement of expenses to the extent Allowed by the Bankruptcy Court under section 330 or 503 of the Bankruptcy Code, and any fees or charges assessed against the estate of the Debtor under section 1930 of chapter 123 of title 28 of the United States Code.

2.02	Compensation and Reimbursement Claims.	All Administrative
Expense Claims for the compensation of professionals and reimbursement of expenses incurred by such professionals pursuant to sections 503(b)(2), 503(b)(3), 503(b)(4) and 503(b)(5) of the Bankruptcy Code. All payments to professionals for such Claims will be made in accordance with the procedures established by the Bankruptcy Code, the Bankruptcy Rules and the Bankruptcy Court relating to the payment of interim and final compensation for services rendered and reimbursement of expenses.
The Bankruptcy Court will review and determine all applications for compensation for services rendered and reimbursement of expenses.
Each holder of a such a Claim shall (a) file its final application for the allowance of compensation for services rendered and reimbursement of expenses incurred by no later than the date that is 60 days after the Effective Date or such other date as may be fixed by the Bankruptcy Court and (b) if granted such an award by the Bankruptcy Court, be paid in full in such amounts as are Allowed by the Bankruptcy Court
(i) on the date such Claim becomes an Allowed Claim, or as soon thereafter as is practicable or (ii) upon such other terms as may be mutually agreed upon between such holder of a such Claim and the Reorganized Debtor. Professionals may obtain the interim payment of professional fees pending the filing of a final fee application.

2.03 	Class A - First Bank Claims.  All Claims of First Bank,
a Missouri state bank, with respect to the First Bank Letter of Credit.

2.04 	Class B - Senior Lender Claims-Alexander Finance LP and
Manchester Securities Corporation. All Senior Lender Claims are deemed Allowed Claims in the aggregate amount of not less than $15,000,000.00, plus interest, fees and expenses thereon, and the Senior Lender Claims shall not be subject to setoff, counterclaim, recoupment, reduction or offset.

2.05 	Class C - General Unsecured Claims.  All Claims other than
First Bank Claims, Senior Lender Claims, Administrative Expense Claims, and Subordinated Claims. General Unsecured Claims include, without limitation, (a) Claims arising from the rejection of leases of nonresidential real property and executory contracts, (b) Claims relating to personal injury, property damage, products liability, discrimination, employment or any other similar litigation Claims asserted against the Debtor (including the TAA Counterclaim), and (c) Claims, if any, of the Debtor's vendors, suppliers and service providers. The Debtor estimates that the total amount of Allowed General Unsecured Claims will be between $500,000.00 and $12,000,000.00.

2.06 	Class D - Subordinated Claims.  The Subordinated Claims
consist of any and all Claims arising out of, relating to or in connection with: (a) the purchase, ownership, sale or other decision or action made or taken, or declined, or failed or refused to be made or taken, or otherwise foregone, concerning or relating to the Equity Interests; (b) any other Claims and Causes of Action arising out of, relating to, or in connection with the Equity Interests that would be subject to and subordinated under section 510(b) of the Bankruptcy Code; and (c) indemnification, reimbursement or contribution Claims against the Debtor with respect to any of the foregoing.

2.07 	Class E - Equity Interests.	All shares of common stock
or other instruments evidencing an ownership interest in the Debtor, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

                            ARTICLE III
             TREATMENT OF ADMINISTRATIVE EXPENSE CLAIMS
             ------------------------------------------

3.01 	Unclassified Claims. Under section 1123(a)(1) of the
Bankruptcy Code, administrative expense claims are not in classes.

3.02 	Administrative Expense Claims. Except to the extent that
any entity entitled to payment of any Allowed Administrative Expense Claim agrees to a less favorable treatment, each holder of an Allowed Administrative Expense Claim shall receive Cash in an amount equal to such Allowed Administrative Expense Claim on the later of the Effective Date and the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtor or liabilities arising under loans or advances to or other obligations incurred by the Debtor in Possession shall be paid in full and performed by the Reorganized Debtor in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to such transactions.

                           ARTICLE IV
           TREATMENT OF CLAIMS AND INTERESTS UNDER THIS PLAN
           -------------------------------------------------

4.01 	Treatment of Claims and Interests. Claims and interests shall be treated as follows under this Plan:


Class                Impairment         Treatment
--------------------------------------------------------------------
Class A - First      Unimpaired		Except to the extent that a
	                                holder of such a Claim has been
					paid by the Debtor prior to the
					Effective Date or agrees to a
					different treatment, at the
					option of the Reorganized
					Debtor, each holder of such
					a Claim shall be (a) reinstated
					and rendered unimpaired in
					accordance with section 1124(2)
					of the Bankruptcy Code, (b)
					receive Cash in an amount equal
					to such Claim, including any
					interest on such Claim required
					to be paid pursuant to section
					506(b) of the Bankruptcy Code,
					on the later of the Effective
					Date and the date such Claim
					becomes an Allowed Claim, or
					as soon thereafter as is
					practicable or (c) receive
					the Collateral securing its
					Claim and any interest on such
					Claim required to be paid
					pursuant to section 506(b)
					of the Bankruptcy Code, on the
					later of the Effective Date
					and the date such Claim becomes
					an Allowed Claim, or as soon
					thereafter as is practicable.
					The Debtor estimates that the
					total amount of such Claim
					is $85,000.00.
----------------------------------------------------------------------
Class B - Senior	Impaired	On the Effective Date, all of
Lender Claims of			the Senior Lender Claims
Alexander Finance			representing accrued but unpaid
LP and Manchester			interest and late charges shall
Securities Corporation			be deemed cancelled and each
					holder of a Senior Lender Claim
					shall receive its Ratable
					Proportion of (i) 100% of the
					shares of the New Common Stock;
					(ii) its Ratable Proportion of
					100% of the Net Cash Proceeds
					of the TAA Litigation; and
					(iii) its Ratable Proportion
					of any excess cash available
					on the Effective Date.

					In the event that the Debtor or
					the Reorganized Debtor receives
					net cash proceeds from the TAA
					Litigation at any time before
					or after the Effective Date,
					Debtor or Reorganized Debtor
					shall pay in Cash to the holders
					of Senior Lender Claims in an
					amount equal to 100% of the
					Net Cash Proceeds. Distributions
					will be made on the Effective
					Date, in the event that the Net
					Cash Proceeds are received on
					or prior to the Effective Date,
					and no later than 10 Business
					Days after such Net Cash
					Proceeds are received by the
					Reorganized Debtor in the event
					that the Net Cash Proceeds are
					received after the Effective
					Date. The right of holders
					of Senior Lender Claims to
					receive Cash payments after
					the Effective Date on account
					of the TAA Litigation is
					referred to herein as the
					"Class B Contingent Payment
					Right." Any amounts received by
					the holders of the Senior
					Lender Claims shall constitute
					a distribution to such


				4


					holders on account of their
					Senior Lender Claims.


					In addition, each holder of
					Senior Lender Claims shall be
					entitled to retain all amounts
					paid to it or on its behalf
					as adequate protection or
					otherwise.

					In exchange for the treatment
					of the Senior Lender Claims
					as provided for in this Plan,
					upon the Effective Date, the
					Senior Lenders have agreed to
					cause ISCO LLC to transfer
					all or substantially all of
					the Operating Assets back to
					the Reorganized Debtor in order
					to allow the Reorganized Debtor
					to recommence its operations of
					the business the Debtor operated
					before it temporarily ceased
					operations after the UCC
					Sale (as defined in the
					Disclosure Statement).

----------------------------------------------------------------------------
Class C - General	Impaired	Each holder of an Allowed General
Unsecured Claims			Unsecured Claim shall receive its
					Ratable Portion of $25,000.00 Cash.

----------------------------------------------------------------------------
Class D -		Impaired	Pursuant to section 510(b) of the
Subordinated				Bankruptcy Code, the holders of the
Claims					Subordinated Claims in Class D shall
					not receive any distributions on
					account of such Claims and shall
					be enjoined from pursuing any
					Litigation Claims against any of
					the Debtor, the Debtor in
					Possession or the Reorganized
					Debtor.

-----------------------------------------------------------------------------
Class E - Equity	Impaired	Holders of Equity Interests shall
Interests				not receive any distributions on
					account of such Equity Interests.
					On the Effective Date, all
					Equity Interests shall be
					extinguished.

-----------------------------------------------------------------------------




                                 ARTICLE V
                    ALLOWANCE AND DISALLOWANCE OF CLAIMS
                    ------------------------------------


5.01 	Disputed Claim. A disputed claim is a claim that has not been allowed or disallowed by a final non-appealable order, and as to which either: (i) a proof of claim has been filed or deemed filed, and the Debtor or another party in interest has filed an objection; or (ii) no proof of claim has been filed, and the Debtor has scheduled such claim as disputed, contingent, or unliquidated.
Under this Plan, the claims of TAA against the Debtor are disputed claims.

5.02 	Delay of Distribution on a Disputed Claim. No distribution
will be made on account of a disputed claim unless such claim is allowed by a final non-appealable order. To the extent that a Disputed Administrative Expense or Disputed Claim is allowed after the Effective Date, the holder thereof will receive the distribution to which the Plan entitles such holder in respect of such Allowed Administrative Expense or

Claim. Except as otherwise ordered by the Court or provided in the Plan, each distribution to be made on a specific date will be deemed to have been made on such date if actually made on the later of such date and the date on which such administrative expense claim or equity interest is allowed, or as soon thereafter as practicable.
On the Distribution Date and each subsequent distribution date, the Reorganized Debtor will reserve from the distributions to be made on such dates to the holders of allowed General Unsecured Claims an amount equal to 100% of the Cash distributions to which holders of disputed General Unsecured Claims would be entitled under the Plan (including the portion of the Cash distribution that relates to Disputed Claims) as of such dates as if such disputed General Unsecured Claims were Allowed Claims in their Disputed Claim amounts.

5.03 	Settlement of Disputed Claims. The Debtor will have the
power and authority to settle and compromise a disputed claim with court approval and compliance with Rule 9019 of the Federal Rules of Bankruptcy Procedure.

5.04	Distributions With Respect to Holders of Class C Claims.

		(a)	Property Held by the Reorganized Debtor.
The Cash that relates to Disputed Class C Claims will be held by Reorganized Debtor. Amounts so held will then be distributed to holders of such Claims pursuant to the Plan as disputed General Unsecured Claims are resolved. All amounts held for Disputed Class C Claims will be held in a segregated, non-interest bearing account in Reorganized Debtor's name or held by Reorganized Debtor's counsel.

		(b) 	Distributions Upon Allowance of Disputed
Class C Claims. The holder of a Disputed Class C Claim that becomes an Allowed Claim subsequent to the Distribution Date will receive a distribution of Cash that would have been made to such holder under the Plan if the Disputed Class C Claim had been an Allowed Claim on or prior to the Distribution
Date, without any post-Distribution Date interest on such Claims, on the subsequent distribution date that follows the fiscal quarter during which such Disputed Class C
Claim becomes an Allowed Claim.

                            ARTICLE VI
         PROVISIONS FOR EXECUTORY CONTRACTS AND UNEXPIRED LEASES
         -------------------------------------------------------

6.01	Assumed Executory Contracts and Unexpired Leases.  The Debtor
will be conclusively deemed to have rejected all executory contracts and/or unexpired leases not expressly assumed, either on a date elected by the Debtor in a written rejection if before the date of the order confirming this Plan, otherwise upon the date of the entry of the order confirming this Plan.
A proof of a claim arising from the rejection of an executory contract or unexpired lease under this section must be filed no later than thirty (30) days after the date of the order confirming this Plan, or thirty (30) days after the rejection date, whichever is later.


                          ARTICLE VII
                MEANS OF EFFECTUATING THIS PLAN
                -------------------------------


The Debtor shall effectuate this Plan through (a) an unsecured debtor in possession loan from Alexander Finance, LP and (b) the agreement of the Senior Lenders to cause ISCO LLC to transfer all or substantially all of the Operating Assets back to the Reorganized Debtor in order to allow the Reorganized Debtor to recommence its operations of the business the Debtor operated before it temporarily ceased operations after the UCC Sale
(as defined in the Disclosure Statement).


                         ARTICLE VIII
                     GENERAL PROVISIONS
		     ------------------


7.01 	Definitions and Rules of Construction.   The definitions
and rules of construction set forth in sections 101 and 102 of the Bankruptcy Code shall apply when terms defined or construed in the Bankruptcy Code are used in this Plan, and they are supplemented by the following definitions:


Administrative Expense Claim	Any expense relating to the
				administration of the chapter
				11 case, including (i) actual
				and necessary costs and expenses
				of preserving the Debtor's estate
				and operating the Debtor's
				businesses, (ii) any indebtedness
				or obligations incurred or assumed
				during the chapter 11 case, (iii)
				allowances for compensation and
				reimbursement of expenses to the
				extent allowed by the Bankruptcy
				Court, and (iv) certain statutory
				fees chargeable against the
				Debtor's estate.
-------------------------------------------------------------------

Bankruptcy Code			Title 11 of the United States Code.
-------------------------------------------------------------------

Bankruptcy Court		The United States Bankruptcy Court
				for the Northern District of Illinois.
-------------------------------------------------------------------
Business Day			Any day other than a Saturday, a
				Sunday, or any other day on which
				banking institutions in Chicago,
				Illinois are required or
				authorized to close by law or
				executive order.
-------------------------------------------------------------------

Causes of Action		Any right to bring a claim or action,
				whether choate or inchoate,
				asserted or unasserted, whether
				arising at law or in equity,
				or otherwise.
-------------------------------------------------------------------

				7


Debtor				ISCO INTERNATIONAL, INC., a
				Delaware corporation
--------------------------------------------------------------------

Disclosure Statement		Disclosure Statement together with
				any annexed exhibits or schedules.
--------------------------------------------------------------------

Effective Date			The first Business Day following
				the entry of the order of
				confirmation of this Plan.
--------------------------------------------------------------------

First Bank Claim		The Claim of First Bank, a Missouri
				state bank, (or its successors)
				under the First Bank Letter of
				Credit.

--------------------------------------------------------------------

First Bank Letter of Credit	Letter of Credit No. DSSL91000522
				dated 10/1/2008 issued by First
				Bank in favor of D&K Elk Grove
				Industrial II LLC and Draper
				& Kramer, in the face amount
				of $102,400, as amended.
--------------------------------------------------------------------

General Unsecured Claim		Any prepetition Claim against the
				Debtor that is not a First Bank
				Claim, Administrative Expense Claim,
				Subordinated Claim, Senior Lender
				Claim, or Equity Interest.
---------------------------------------------------------------------

ISCO LLC			ISCO INTERNATIONAL, LLC, an Illinois
				limited liability company.
---------------------------------------------------------------------

Net Cash Proceeds		The amount recovered from the TAA
				Litigation less the costs of pursuing
				said litigation and collecting
				said amounts.
---------------------------------------------------------------------

New Common Stock		The new common stock of Reorganized
				Debtor.
---------------------------------------------------------------------

Petition Date			July 14, 2009
---------------------------------------------------------------------

Plan				This Plan of Reorganization Under
				Chapter 11 or any modified plan.
---------------------------------------------------------------------

Ratable Proportion		The ratio (expressed as a
				percentage) of the amount of an
				Allowed Claim in a Class to the
				aggregate amount of all Allowed
				Claims in the same Class.
---------------------------------------------------------------------

Reorganized Debtor		The Debtor, and any successor thereto
				by merger, consolidation or
				otherwise, on and after the
				Effective Date.
----------------------------------------------------------------------

Senior Lender Notes		The promissory notes issued by the
				Debtor to the Senior Lenders, together
				with any and all instruments relating
				thereto, as amended, supplemented,
				or modified from time to time.
-----------------------------------------------------------------------

Senior Lender Claim of 		All Claims of the Senior Lenders against
Alexander Finance LP and	the Debtor arising under the Senior
Manchester Securities		Lender Notes.
Corporation
-----------------------------------------------------------------------

Senior Lenders			The agents and lenders that are from
				time to time holders of the Senior
				Lender Notes.
-----------------------------------------------------------------------

Subordinated Claims		Any and all Claims arising out of,
				relating to, or in connection with:
				(a) the purchase, ownership, sale or
				other decision or action made or taken,
				or declined, or failed or refused to
				be made or taken, or otherwise foregone,
				concerning or relating to the Equity
				Interests;

					8


				(b) the facts, transactions, events,
				occurrences, acts, representations,
				disclosures, statements, omissions or
				failures to act that were alleged or
				could have been alleged in any pending
				litigation asserted against the Debtor,
				whether asserted individually or on
				behalf of a class of plaintiffs, that
				generally arise from allegations of
				alleged acts or omissions of the Debtor
				or any other persons or entities prior
				to the Petition Date with respect to
				or concerning the Equity Interests,
				or the purchase, sale or ownership
				thereof, (c) any other Claims and
				Causes of Action arising out of,
				relating to, or in connection with
				the Equity Interests that would be
				subject to and subordinated under
				section 510(b) of the Bankruptcy Code;
				and (d) indemnification, reimbursement
				or contribution Claims against the
				Debtor with respect to any of the
				foregoing.
------------------------------------------------------------------------

TAA Agreement			Stock Purchase Agreement dated December
				5, 2008 between the Debtor and TAA
				Group, Inc.
------------------------------------------------------------------------

TAA Counterclaim		The counterclaim filed by TAA Group,
				Inc. against the Debtor in the
				TAA Litigation.
------------------------------------------------------------------------

TAA Litigation			The lawsuit filed in the Circuit Court
				of Cook County, Illinois captioned as
				ISCO INTERNATIONAL, INC. V. TAA GROUP,
				INC. and any other suit or suits
				arising out of the same set of facts
				or the relationship between the Debtor
				and TAA Group, Inc.
------------------------------------------------------------------------


7.02.	 Amendment or Modification of this Plan

		(a)	Plan Modifications. This Plan may be amended,
modified, or supplemented by the Debtor, with the consent of the Senior Lenders, in the manner provided for by Section 1127 of the Bankruptcy Code or as otherwise permitted by law without additional disclosure pursuant to Section 1125 of the Bankruptcy Code, except as the Bankruptcy Court may otherwise direct. In addition, after the Confirmation Date, so long as such action does not materially adversely affect the treatment of holders of Claims or Equity
Interests under this Plan (or, in the case of the Senior Lender
Claims, does not affect the treatment for holders of such Claims), the Debtor may institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in this Plan or the Confirmation Order, with respect to such matters as may be necessary to carry out the purposes and effects of this Plan.

		(b)	Other Amendments. Prior to the Effective
Date, the Debtor may make appropriate technical adjustments and modifications to this Plan without further order or approval of the Bankruptcy Court, provided that such technical adjustments and modifications do not adversely affect in a material way the treatment of holders of Claims or Equity Interests.

7.03. 	Limited Releases.  As of the Effective Date, the Debtor
and the Debtor in Possession release all of the Releasees from any and all Causes of Action held, assertable on behalf of or derivative from the Debtor or the Debtor in Possession, in any way relating to the Debtor, the Debtor in Possession, the Chapter 11 Case, this
Plan and the ownership, management and operation of the Debtor. Releasees means all present and former officers and directors of the Debtor who were directors and/or officers, respectively, on or after the Petition Date, and any other Persons who serve or served as members of management of the Debtor on or after the Petition Date, all present and former Senior Lenders and debtor in possession lenders (and known loan participants), any of the respective Affiliates of each of these parties in interest, all present and former officers and directors and other Persons who serve or served as members of the management of any present or former Senior Lender or debtor in possession lenders (and their respective Affiliates), and all advisors, consultants or professionals of or to the Debtor, the Senior Lenders, the Senior Lenders and debtor in possession lenders (and their respective Affiliates). The foregoing shall not operate as a waiver of or release from any Causes of Action arising out of any express contractual obligation owing by any former director, officer or employee to the Debtor or any reimbursement obligation of any former director, officer or employee with respect to a loan or advance made by the Debtor to such former director, officer or employee and is not a waiver of or release for any attorneys retained in connection with this Chapter 11 Case from Claims by their respective clients. Nothing contained herein shall effect a release in favor of any person other than the Debtor with respect to any Causes of Action based on willful misconduct, or gross negligence.

7.04. 	Cancellation of Existing Securities and Agreements.
On the Effective Date, the promissory notes, share certificates, bonds and all other instruments or documents evidencing any Claim or Equity Interest, other than the First Bank Claim that is reinstated and rendered unimpaired pursuant to this Plan, shall be deemed cancelled without further act or action under any applicable agreement, law, regulation, order or rule, and, except as otherwise set forth in this Plan, the obligations of the Debtor under the agreements, indentures and certificates of designations governing such Claims and Equity Interests, as the case may be, shall be discharged. Except as expressly provided for herein, holders of promissory notes, share certificates, bonds and any and all other instruments or documents evidencing any Claim or Equity Interest shall not be required to surrender such instruments pursuant to this Plan.

7.05. 	Revocation or Withdrawal of this Plan.  Subject to the
approval of the Senior Lenders, the Debtor reserves the right to revoke or withdraw this Plan prior to the Confirmation Date. If the Debtor revokes or withdraws this Plan prior to the Confirmation Date, then this Plan shall be deemed null and void. In such event, nothing contained in this Plan shall constitute or be deemed a waiver or release of any Claims by or against the Debtor or any other person or entity or to prejudice in any manner the rights of the Debtor or any person or entity in any further proceedings involving the Debtor.

7.06. 	Claims Preserved.  Except as otherwise provided
herein or in a final order entered in this Chapter 11
Case, a Litigation Trust or similarly named entity shall be established for the purpose of retaining any and all avoidance claims accruing to the Debtor under sections
502(d), 544, 545, 547, 548, 549, 550 and 551 of the
Bankruptcy Code and to prosecute such claims at the discretion of the Litigation Trust or similarly named entity.

7.07. 	Effectuating Documents and Further Transactions.
The Debtor and the Reorganized Debtor are authorized to execute, deliver, file or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan and any securities issued pursuant to this Plan.

7.08. 	Corporate Action.  On the Effective Date, all
matters provided for under this Plan that would otherwise require approval of the stockholders or directors of the Debtor or the Reorganized Debtor, including, without limitation, (a) the authorization to issue or cause to be issued New Common Stock, (b) the authorization and effectiveness of the Reorganized Debtor's Certificate of Incorporation, the Reorganized Debtor's By-laws, and (c) the election or appointment, as the case may be, of directors and officers of the Reorganized
Debtor pursuant to this Plan, shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to the applicable general corporation or other law of the state in which Reorganized Debtor is formed and established, without any requirement of further action by the stockholders or directors of the Debtor or the Reorganized Debtor.

7.09.  	Exculpation.  Neither the Debtor, the
Reorganized Debtor, all present and former holders of the Senior Lender Claims (or their known participants), all present and former debtor in possession lenders (or their known loan participants), Senior Lenders, nor any of the respective Affiliates of each of those parties in interest, members, present or former officers, directors, employees, agents or professionals shall have or incur any liability to any holder of any Claim or Equity Interest for any act or omission in connection with, related to, or arising out of, the Chapter 11 Case, negotiations regarding or concerning this Plan, the confirmation of this Plan, the consummation of this Plan or the administration of this Plan or property to be distributed under this Plan, except for willful misconduct or gross negligence. The Debtor, the Reorganized Debtor, all present and former holders of the Senior Lender Claims (or their known participants), all present and former debtor in possession lenders (or their known loan participants), or any of the respective Affiliates of each of those parties in interest, and each of their respective members, officers, directors, employees, advisors, professionals and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under this Plan.

7.10. 	Retention of Jurisdiction.  The Bankruptcy Court
shall have exclusive jurisdiction of all matters arising out of, and related to, the Chapter 11 Case and this Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

		(a)	To hear and determine pending
applications for the assumption or rejection of executory contracts or unexpired leases and the allowance of Claims resulting therefrom.

		(b)	To determine any motion, adversary
proceeding, application, contested matter, and other litigated matter pending on the Confirmation Date.

		(c)	To ensure that distributions
to holders of Allowed Claims are accomplished as provided herein.

		(d) 	To consider Claims or the
allowance, classification, priority, compromise, estimation, or payment of any Claim, Administrative
Expense Claim, or Equity Interest.

		(e)	To hear and determine all
actions commenced by the Debtor pursuant to sections
505, 542, 543, 544, 545, 547, 548, 549, 550, and 553 of
the Bankruptcy Code, collection matters related thereto, and settlements thereof.

		(f)	To enter, implement, or enforce
such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked, modified, or vacated.

		(g)	To issue injunctions, enter and
implement other orders and take such other actions as may be necessary or appropriate to restrain interference by any person with the consummation, implementation, or enforcement of this Plan, the Confirmation Order, or any other order of the Bankruptcy Court.

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		(h)	To hear and determine any application
to modify this Plan in accordance with section 1127 of the Bankruptcy Code, to remedy any defect or omission or reconcile any inconsistency in this Plan, the Disclosure Statement, or any order of the Bankruptcy Court, including the Confirmation Order, in such a manner as may be necessary to carry out the purposes and effects thereof.

		(i)	To hear and determine all
applications of retained professionals under sections
330, 331, and 503(b) of the Bankruptcy Code for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Confirmation Date.

		(j)	To hear and determine disputes
arising in connection with the interpretation, implementation, or enforcement of this Plan, the Confirmation Order, any transactions or payments contemplated hereby or any agreement, instrument, or other document governing or relating to any of the foregoing.

		(k)	To take any action and issue such
orders as may be necessary to construe, enforce, implement, execute, and consummate this Plan or to maintain the integrity of this Plan following consummation.

		(l)	To determine such other matters and
for such other purposes as may be provided in the Confirmation Order.

		(m)	To hear and determine matters
concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code.

		(n)	To hear and determine any other
matters related hereto and not inconsistent with the Bankruptcy Code and title 28 of the United States Code.

		(o)	To enter a final decree
closing the Chapter 11 Case.

		(p)	To recover all assets of the
Debtor and property of the Debtor's estate, wherever located.

		(q)	To resolve any Disputed Claims.

		(r)	To determine the scope of any
discharge of Debtor under this Plan or the Bankruptcy Code.

7.11. 	Exemption from Transfer Taxes.	   Pursuant to section
1146(a) of the Bankruptcy Code, the issuance, transfer or exchange of notes or issuance of debt or equity securities under this Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease,

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or the making or delivery of any deed or other instrument
of transfer under, in furtherance of, or in connection with this Plan, including, without limitation, any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under this Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, sales or other similar tax. All sale transactions consummated by the Debtor and approved by the Bankruptcy Court on and after the Petition Date, including, without limitation, the sales, if any, by the Debtor of owned property or assets pursuant to section 363(b) of the Bankruptcy Code and the assumptions, assignments and sales, if any, by the Debtor of unexpired leases of non-residential real property pursuant to section 365(a) of the Bankruptcy Code, shall be deemed to have been made under, in furtherance of, or in connection with this Plan and, therefore, shall not be subject to any stamp, real estate transfer, mortgage recording, sales or other similar tax.

7.12. 	Post-Effective Date Fees and Expenses.  From and
after the Effective Date, Reorganized Debtor shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable fees and expenses of professional persons thereafter incurred by Reorganized Debtor, including, without limitation, those fees and expenses incurred in connection with the implementation and consummation of this Plan.

7.13. 	Payment of Statutory Fees.    All fees payable
pursuant to section 1930 of title 28 of the United States
Code shall be paid on the Effective Date and shall continue to accrue and be paid until the case is closed.

7.14 	Severability. If any provision in this Plan is
determined to be unenforceable, the determination will in no way limit or affect the enforceability and operative effect of any other provision of this Plan.

7.15	Binding Effect. The rights and obligations of
any entity named or referred to in this Plan will be binding upon, and will inure to the benefit of the successors or assigns of such entity.

7.16 	Captions. The headings contained in this Plan
are for convenience of reference only and do not affect the meaning or interpretation of this Plan.

7.17 	Controlling Effect. Unless a rule of law or
procedure is supplied by federal law (including the Code or the Federal Rules of Bankruptcy Procedure), the laws of the State of Illinois govern this Plan and any agreements, documents, and instruments executed in connection with this Plan, except as otherwise provided in this Plan.

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7.18	Corporate Governance.  The Reorganized Debtor's
By-laws and the Reorganized Debtor's Certificate of
Incorporation shall contain provisions necessary to effectuate the provisions of this Plan, in each case without any further action by the stockholders or directors of the Debtor, the Debtor in Possession or the Reorganized Debtor. Pursuant to section 1123(a)(6) of the Bankruptcy Code, the charter of the Reorganized
Debtor shall be amended to include a prohibition on the issuance of non-voting securities. For Illinois franchise taxation purposes, the paid in capital of the Reorganized Debtor shall be $1,000.00. The initial two (2) members of the Reorganized Debtor's board shall be Bradford T. Whitmore and Dave Miller. Subject to the approval of the Senior Lenders, the officers of the Debtor immediately prior to the Effective Date shall serve as the initial officers of the Reorganized
Debtor on and after the Effective Date, until replaced in accordance with the By-Laws.

7.19	Minimum Distributions.  No payment of Cash on
account of a distribution under this Plan less than $5.00 shall be made by the Reorganized Debtor to any holder of a Claim.

7.20	Unclaimed or Undisbursed Distributions.  Any
disbursement not claimed by a holder of a Claim (e.g., the distribution check has not cleared) or not otherwise disbursed under the Plan (e.g., money reserved for unresolved Disputed Claims) prior to March 31, 2010 shall be deemed abandoned and shall be paid to the Reorganized Debtor.

                           ARTICLE VIII
                            DISCHARGE
                            ---------

On the confirmation date of this Plan, the Debtor will be discharged from any debt that arose before confirmation of this Plan, subject to the occurrence of the Effective Date, to the extent specified in section 1141(d)(1)(A) of the Bankruptcy Code, except that the Debtor will not be discharged of any debt: (i) imposed by this Plan;
(ii) of a kind specified in section 1141(d)(6)(A) if a timely complaint was filed in accordance with Rule 4007(c) of the Federal Rules of Bankruptcy Procedure; or (iii) of a kind specified in section 1141(d)(6)(B).

                                      Respectfully submitted,

                                      ISCO INTERNATIONAL, INC.,
                                      Debtor and Debtor-in-Possession

                                      By:/s/ Joel A. Schechter,
                                      ---------------------------------
                                      Its Attorney
Joel A. Schechter
Attorney No. 3122099
53 W. Jackson Blvd, Suite 1025
Chicago, IL 60604, 312-332-0267






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